Exhibit 99.2

SUBJECT TO REVISION

Computational Materials

$1,091,200,000

(Approximate)

Accredited Mortgage Loan Trust 2005-3

Asset-Backed Notes

Accredited Home Lenders, Inc.

(Sponsor and Servicer)

DISCLAIMER

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient’s specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer’s or counterparty’s control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction (“tax treatment”) and any fact that may be relevant to understanding the tax treatment of the transaction described herein (“tax structure”) and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority’s rules).

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

$1,091,200,000

(Approximate)(1)(4)

Accredited Mortgage Loan Trust 2005-3

Asset-Backed Notes

Overview of the Notes

Notes	Approximate Note Principal Balance(1) (4)	Primary Collateral Group	Credit Enhancement (Initial/ Fully Funded)	Interest Rate	Estimated WAL (yrs) (Call /Mat)(2)	Principal Payment Window (Call / Mat)(2) (3)	Expected S&P/Moody’s/DBRS Ratings
A-1	453,131,000	Group I	17.55%/ 19.50%	Not Offered			AAA/Aaa/AAA
A-2A	206,450,000	Group II	17.55%/ 19.50%	LIBOR + [ ]%	1.00 / 1.00	1 - 22 / 1 - 22	AAA/Aaa/AAA
A-2B	74,500,000	Group II	17.55%/ 19.50%	LIBOR + [ ]%	2.00 / 2.00	22 - 27 / 22 - 27	AAA/Aaa/AAA
A-2C	125,000,000	Group II	17.55%/ 19.50%	LIBOR + [ ]%	3.50 / 3.50	27 - 71 / 27 - 71	AAA/Aaa/AAA
A-2D	47,869,000	Group II	17.55%/ 19.50%	LIBOR + [ ]%	6.71 / 8.93	71 - 82 / 71 - 203	AAA/Aaa/AAA
M-1	36,850,000	Group I & II	14.20%/ 16.15%	LIBOR + [ ]%	4.81 / 5.39	42 - 82 / 42 - 165	AA+/Aa1/AA (H)
M-2	34,100,000	Group I & II	11.10%/ 13.05%	LIBOR + [ ]%	4.76 / 5.32	40 - 82 / 40 - 157	AA+/Aa2/AA (H)
M-3	23,100,000	Group I & II	9.00%/ 10.95%	LIBOR + [ ]%	4.73 / 5.26	40 - 82 / 40 - 148	AA/Aa3/AA
M-4	17,600,000	Group I & II	7.40%/ 9.35%	LIBOR + [ ]%	4.71 / 5.22	39 - 82 / 39 - 141	AA - /A1/AA (L)
M-5	17,600,000	Group I & II	5.80%/ 7.75%	LIBOR +[ ]%	4.70 / 5.18	38 - 82 / 38 - 135	A+/A2/A (H)
M-6	14,850,000	Group I & II	4.45%/ 6.40%	LIBOR + [ ]%	4.68 / 5.12	38 - 82 / 38 - 127	A/A3/A
M-7	15,400,000	Group I & II	3.05%/ 5.00%	LIBOR + [ ]%	4.68 / 5.06	38 - 82 / 38 - 120	A - /Baa1/A (L)
M-8	12,100,000	Group I & II	1.95%/ 3.90%	LIBOR + [ ]%	4.67 / 4.97	37 - 82 / 37 - 110	BBB+/Baa2/BBB (H)
M-9	12,650,000	Group I & II	0.80%/ 2.75%	LIBOR + [ ]%	4.66 / 4.84	37 - 82 / 37 - 100	BBB/Baa3/BBB

(1)	The principal balances of the notes are calculated using the scheduled principal balances of the mortgage loans as of the Cut - off Date.

(2)	Assuming payment based on the prepayment pricing speeds outlined in “Key Terms - Pricing Prepayment Assumption” and to Optional Clean - up Call.

(3)	The Last Scheduled Payment Date for the notes is the Payment Date in September 2035.

(4)	The initial principal balance of the notes will be subject to an upward or downward variance of no more than approximately 5%.

Selected Mortgage Pool Data (5)

	Group I		Group II		Aggregate
	Adjustable	Fixed	Adjustable	Fixed
Scheduled Principal Balance ($):	385,623,160	154,431,049	385,255,828	155,618,396	1,080,928,433
Number of Mortgage Loans:	2,205	1,142	1,833	1,074	6,254
Average Scheduled Principal Balance ($):	174,886	135,229	210,178	144,896	172,838
Weighted Average Gross Coupon (%):	7.122	6.937	7.24	6.938	7.111
Weighted Average Net Coupon (%): (6)	6.62	6.435	6.738	6.436	6.609
Weighted Average FICO Score:	640	636	627	640	635
Weighted Average Original LTV Ratio (%): (7)	80.31	75.75	77.66	74.24	77.84
Weighted Average Stated Remaining Term (mos.):	359	345	359	339	354
Weighted Average Seasoning (mos.):	1	1	1	1	1
Weighted Average Months to Roll: (8)	24	—	24	—	24
Weighted Average Gross Margin (%): (8)	5.581	—	5.719	—	5.65
Weighted Average Initial Rate Cap (%): (8)	1.498	—	1.497	—	1.498
Weighted Average Periodic Rate Cap(%) : (8)	1.498	—	1.497	—	1.498
Weighted Average Gross Maximum Lifetime Rate (%): (8)	14.119	—	14.24	—	14.179

(5)	All percentages calculated herein are percentages of scheduled principal balance of the statistical calculation pool, as of the Cut - off Date, unless otherwise noted.

(6)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing fee and the trustee fee.

(7)	LTV refers to LTV for first lien loans and CLTV for second lien loans.

(8)	Calculated based on the aggregate scheduled principal balance of the adjustable rate mortgage loans, in the related mortgage pool, as of the Cut - off Date.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Time Table

Closing Date:	On or about August 25, 2005

Cut-off Date:	With respect to the mortgage loans originated on or before August 1, 2005, the close of business on August 1, 2005. With respect to the mortgage loans originated after August 1, 2005, the origination date of such mortgage loans.

Pricing Date:	Week of August 8, 2005

First Payment Date:	September 26, 2005

Final Stated Maturity Date:	Payment Date in September 2035

Key Terms

Offered Notes:	Class A Notes and Class M Notes The Class A-1 Notes are not being offered hereby but will be offered pursuant to the Prospectus Supplement.

Class A Notes:	Class A-1 and A-2 Notes

Class A-2 Notes:	Class A-2A, A-2B, A-2C and A-2D Notes

Class M Notes:	Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes

Issuer:	Accredited Mortgage Loan Trust 2005-3. The Issuer will be expected to be a Delaware statutory trust and wholly owned by the Seller.

Servicer:	Accredited Home Lenders, Inc.

Seller:	Accredited Mortgage Loan REIT Trust, a Maryland real estate investment trust

Lead Managers:	Morgan Stanley and Credit Suisse First Boston

Co-Managers:	Barclays Capital and Goldman Sachs

Indenture Trustee:	LaSalle Bank, NA

Owner Trustee:	U.S. Bank Trust National Association

Swap Provider:	TBD

Servicing Fee:	50.0 bps

Trustee Fee:	0 bps

Payment Date:	25th day of the month, or if the 25th day of the month is not a business day, the next business day.

Record Date:	For any Payment Date, the last business day immediately preceding the related Payment Date.

Delay Days:	0 day delay

Prepayment Period:	For any Payment Date, the period commencing on the 16th day of the month preceding the month in which the Payment Date occurs (or in the case of the first Payment Date, the Cut-off Date) and ending on the 15th day of the month in which such Payment Date occurs.

Due Period:	For any Payment Date, the period commencing on the 2nd business day of the month preceding the month in which the Payment Date occurs and ending on the 1st day of the month in which such Payment Date occurs.

Day Count:	Actual/360 basis.

Interest Accrual Period:	For any Payment Date, the period commencing on the prior Payment Date (or in the case of the first Payment Date, from the Closing Date) and ending on the day preceding such Payment Date.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Pricing Prepayment Assumption:

Adjustable-rate Mortgage Loans are assumed to prepay at 2% CPR in month 1 of the life of the loan, building linearly to 30% CPR in month 12, remaining at 30% CPR through month 22, 50% CPR from month 23 to 27, and 35% CPR in month 28 and thereafter.

Fixed-rate Mortgage Loans are assumed to prepay at 4% CPR in month 1 of the life of the loan, building linearly to 20% CPR over 12 months, and remaining at 20% CPR thereafter.

Mortgage Loans:

On the Closing Date, the assets of the trust will include a pool of subprime, fixed and adjustable rate, first and second lien residential mortgage loans with an aggregate scheduled principal balance of approximately $1,100,000,000, as of the Cut-off Date.

The statistical calculation pool described herein consists of 6,254 loans with an aggregate scheduled principal balance of approximately $1,080,928,433 as of the Cut-off Date.

The Mortgage Loans will be divided into two groups, Group I and Group II.

The Group I Mortgage Loans will consist of mortgage loans that conform to certain loan guidelines set by Fannie Mae or Freddie Mac.

The Group II Mortgage Loans will consist of mortgage loans that may or may not conform to certain loan guidelines set by Fannie Mae or Freddie Mac.

The Class A-1 Notes primarily represent indebtedness secured by the Group I Mortgage Loans. The Class A-2 Notes primarily represent indebtedness secured by the Group II Mortgage Loans. The Class M Notes represent indebtedness secured by both the Group I Mortgage Loans and the Group II Mortgage Loans.

Delinquency Advances:	The Servicer will advance principal and interest, subject to recoverability.

Compensating Interest:	For any Payment Date, the Servicer will fund an amount equal to the lesser of (i) the aggregate of the prepayment interest shortfalls on the mortgage loans for the related Payment Date resulting from principal prepayments in full during the related Prepayment Period and (ii) its aggregate Servicing Fee with respect to the related Due Period.

Optional Clean-up Call:	The transaction has a 10% optional clean-up call, based upon the note principal balance (after applying the current period’s distributions) divided by the original note principal balance.

Denomination:	$25,000 and integral multiples of $1,000 in excess thereof.

Registration:	Book-entry through DTC, Euroclear and Clearstream.

SMMEA Eligibility:	The notes are not expected to be SMMEA eligible.

ERISA Eligibility:	The notes are expected to be ERISA eligible.

Tax Treatment:	Debt for federal income tax purposes.

Credit Enhancement:	1. Net Swap Payments received from the Swap Provider, if any 2. Excess spread 3. Prepayment penalties 4. Overcollateralization 5. Subordination

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Interest Distributions on the Notes

On each Payment Date, Available Funds will be allocated as follows:

(i)	from Available Funds, to the Swap Provider all net swap payments and swap termination payments (other than a Defaulted Swap Termination Payment) owed to the Swap Provider pursuant to the swap agreement;

(ii)	Concurrently,

(a)	from the Distributable Interest Amount related to the Group I Mortgage Loans, to the Class A-1 Notes, their Accrued Note Interest, and any unpaid Accrued Note Interest from prior Payment Dates;

(b)	from the Distributable Interest Amount related to the Group II Mortgage Loans, concurrently, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes, their Accrued Note Interest and any unpaid Accrued Note Interest from prior Payment Dates allocated based on their entitlement to those amounts;

provided, that if the Distributable Interest Amount for either group of mortgage loans is insufficient to make the related payments set forth in clause (a) or (b) above, as applicable, any Distributable Interest Amount relating to the other group of mortgage loans remaining after making the related payments set forth in clause (a) or (b) above, as applicable, will be available to cover that shortfall; and

(iii)	from any remaining Distributable Interest Amount, to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes, sequentially and in that order, their Accrued Note Interest.

Definitions Related to Interest Distributions

Accrued Note Interest. For any Payment Date and each class of notes, the amount of interest accrued during the related Interest Accrual Period on the related Class Note Balance immediately prior to such Payment Date at the related Interest Rate, as reduced by any net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act provided, however that in the case of any Class M Note, such amount shall be reduced by the amount described in clause (a) in the definition of Deferred Interest allocated to such class.

Available Funds. For any Payment Date, the sum of the following amounts: (i) all scheduled collections of principal and interest on the mortgage loans due and received by the Servicer during the related Due Period, (ii) all partial prepayments other than pay-aheads of principal and other amounts collected on account of principal, including net REO proceeds, net liquidation proceeds and insurance proceeds, if any, collected by the Servicer during the previous calendar month, (iii) all principal prepayments in full collected by the Servicer during the related Prepayment Period (iv) all Delinquency Advances made with respect to payments due to be received on the mortgage loans during the related Due Period and Compensating Interest paid, by the Servicer (v) any other amounts required to be placed in the collection account by the Servicer pursuant to the sale and servicing agreement, (vi) any net swap payment received from the Swap Provider, (vii) the proceeds from repurchases of mortgage loans, and (viii) all proceeds received with respect to any Optional Clean-up Call.

Available Funds Cap. For any Payment Date and any class of notes, the quotient of (i) the product of (a) the Distributable Interest Amount for such Payment Date multiplied by (b) the quotient of (I) 360 divided by (II) the actual number of days in the Interest Accrual Period, divided by (ii) the aggregate Class Note Balance of all classes of notes on the first day of the Interest Accrual Period (after taking into account payments of principal on such day).

Basis Risk Carry Forward Amount. For any Payment Date, and any class of notes, the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of notes at such notes’ applicable Interest Rate (without regard to the Available Funds Cap) over interest due on such class of notes at a rate equal to their capped Interest Rate, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Payment Dates and (iii) interest on the amount in clause (ii) at such notes’ applicable Interest Rate (without regard to the Available Funds Cap, as applicable).

Defaulted Swap Termination Payment. Any termination payment required to be made by the trust to the Swap Provider pursuant to the swap agreement as a result of (a) a default with respect to which the Swap Provider is the defaulting party, (b) a termination event (other than illegality or tax event) with respect to which the Swap Provider is the sole affected party, or (c) a termination resulting from a downgrade event with respect to the Swap Provider.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Distributable Interest Amount. For any Payment Date and group, the portion of the Interest Remittance Amount related to such group, plus (a) such group’s share of any swap receipts and minus (b) such group’s share of any swap outflows. Swap receipts and outflows will be allocated to each group pro-rata based on the aggregate scheduled principal balance of the mortgage loans in the related group.

Interest Rate. For each class of notes, the lesser of (i) one-month LIBOR plus the related margin (subject to the Step-Up Coupon provisions below), and (ii) the Available Funds Cap.

Interest Remittance Amount. For any Payment Date, the portion of Available Funds attributable to interest received or advanced on the mortgage loans less the Servicing Fee and the Trustee Fee and certain indemnification liabilities of the issuer to the Indenture Trustee and the Owner Trustee.

Step-Up Coupons. For each class of notes, the coupon margin will increase after the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Notes will increase to 2 times the margin at issuance and the margin for the Class M Notes will increase to 1.5 times the margin at issuance.

Unpaid Interest Shortfall Amount. With respect to each class of Notes, is equal to any unpaid Accrued Note Interest from prior Payment Dates, with interest accrued thereon at the related Interest Rate.

Principal Distributions on the Notes

On each Payment Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions will be allocated from the remaining Available Funds after payment of amounts described under “Interest Distributions on the Notes” up to the Principal Distribution Amount as follows:

(i)	Concurrently,

(a)	to the Class A-1 Notes, the Group I Principal Distribution Amount, until its Class Note Balance has been reduced to zero;

(b)	to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes, sequentially and in that order, the Group II Principal Distribution Amount, until their respective Class Note Balances have been reduced to zero;

provided that, if the Class Note Balance of the Class A Notes related to one group has been reduced to zero, principal from that group will be paid to the Class A Notes of the other group, until the Class Note Balance of all of the Class A Notes has been reduced to zero;

(ii)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes, sequentially, and in that order, until their respective Class Note Balances have been reduced to zero.

On each Payment Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, principal distributions will be allocated from the remaining Available Funds after payment of amounts described under “Interest Distributions on the Notes” up to the Principal Distribution Amount as follows:

(i)	Concurrently, based on the Class A Principal Allocation Percentage, and up to the amount required to achieve the Targeted Credit Enhancement Percentage for the Class A Notes in the aggregate,

(a)	to the Class A-1 Notes, from the Group I Principal Distribution Amount;

(b)	to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes, sequentially and in that order, from the Group II Principal Distribution Amount;

provided that, if the Class Note Balance of the Class A Notes related to one group has been reduced to zero, principal from that group will be paid to the Class A Notes of the other group, until the Targeted Credit Enhancement Percentage for the Class A Notes has been reached in the aggregate;

(ii)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes, sequentially and in that order, until the credit enhancement supporting each class is equal to the related Targeted Credit Enhancement Percentage for such Payment Date.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Definitions Related to Principal Distributions

Basic Principal Distribution Amount. On any Payment Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Class A Principal Allocation Percentage. For any Payment Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Notes, the numerator of which is (x) the portion of the Principal Remittance Amount for such Payment Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Payment Date; and (ii) in the case of the Class A-2 Notes, the numerator of which is (x) the portion of the Principal Remittance Amount for such Payment Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Payment Date.

Credit Enhancement Percentage. For any class of notes on any Payment Date, the percentage obtained by dividing (x) the aggregate Class Note Balance of the class or classes subordinate thereto (including any overcollateralization and taking into account distributions of the Principal Distribution Amount for such Payment Date) by (y) the aggregate scheduled principal balance of the mortgage loans as of the last day of the related Due Period.

Targeted Credit Enhancement Percentage

Class	On and after Stepdown Date
A	39.00%
M-1	32.30%
M-2	26.10%
M-3	21.90%
M-4	18.70%
M-5	15.50%
M-6	12.80%
M-7	10.00%
M-8	7.80%
M-9	5.50%

Extra Principal Distribution Amount. For any Payment Date, the lesser of (i) the excess of (x) the sum of (a) the Distributable Interest Amount for such Payment Date and (b) the amount of any prepayment penalties collected during the related Prepayment Period, over (y) the sum of interest payable on the notes on such Payment Date and (ii) the Overcollateralization Deficiency for such Payment Date.

Excess Subordinated Amount. For any Payment Date, the lesser of (x) the Principal Remittance Amount for such Payment Date and (y) the excess, if any of (i) the Overcollateralization Amount, over (ii) the Target Overcollateralization Amount for such Payment Date.

Group I Principal Distribution Amount. On any Payment Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Notes.

Group II Principal Distribution Amount. On any Payment Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Notes.

Overcollateralization Amount. For any Payment Date, the amount, if any, by which (x) the aggregate scheduled principal balance of the mortgage loans as of the end of the related Due Period exceeds (y) the aggregate Class Note Balance of the notes, after giving effect to payments on such Payment Date.

Overcollateralization Deficiency. For any Payment Date, the amount, if any, by which (x) the Target Overcollateralization Amount for such Payment Date exceeds (y) the Overcollateralization Amount for such Payment Date, calculated for this purpose after giving effect to the reduction on such Payment Date of the Class Note Balances of the notes resulting from the payment of the Principal Remittance Amount on such Payment Date.

Principal Distribution Amount. On any Payment Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Principal Remittance Amount. On any Payment Date, the sum of

(i)	all scheduled collections of principal due and received by the Servicer during the related Due Period or advanced by the Servicer for the related servicer remittance date,

(ii)	the principal portion of all full prepayments received during the related Prepayment Period,

(iii)	the principal portion of all partial prepayments, including net REO proceeds, net liquidation proceeds and net insurance proceeds received during the prior month,

(iv)	the principal portion of the repurchase price for any repurchased mortgage loans,

(v)	the principal portion of substitution adjustments received in connection with the substitution of a mortgage loan as of such Payment Date, and

(vi)	the principal portion of the proceeds received if the Optional Clean-Up Call is exercised or if the Trust is terminated.

Senior Credit Enhancement Percentage. The Credit Enhancement Percentage for the Class A Notes.

Step-Down Date. The earlier of (A) the date on which the aggregate Class Note Balance of the Class A Notes have been reduced to zero and (B) the later to occur of:

(x) the Payment Date occurring in September 2008; and

(y) the first Payment Date on which the Senior Credit Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries on the mortgage loans during the related Due Period, but before giving effect to payments on any of the notes on such Payment Date) for the Class A Notes is greater than or equal to 39.00%.

Target Overcollateralization Amount. For any Payment Date, (a) prior to the Step-down Date, approximately 2.75% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date and (b) on or after the Step-down Date, so long as a Trigger Event is not in effect, approximately 5.50% of the aggregate scheduled principal balance of the mortgage loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date. If a Trigger Event is in effect, then the Target Overcollateralization Amount will equal the Target Overcollateralization Amount as of the prior Payment Date.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Allocation of Net Monthly Excess Cashflow

For any Payment Date, any Available Funds remaining after making all payments of accrued interest and principal as described above will be deemed “Net Monthly Excess Cashflow” and paid as follows:

(i)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes, sequentially and in that order, their Unpaid Interest Shortfall Amount;

(ii)	concurrently, any Basis Risk Carry Forward Amount to each class of Class A Notes, pro rata based on each class’ respective Basis Risk Carry Forward Amount;

(iii)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes, sequentially and in that order, any Basis Risk Carry Forward Amount for such classes;

(iv)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes, sequentially and in that order, any Deferred Interest in respect of any Principal Deficiency Amount allocated to such classes;

(v)	to the Swap Provider, any Defaulted Swap Termination Payment; and

(vi)	to the trust certificates, any remaining amounts.

All realized losses on the mortgage loans will be allocated on each Payment Date first to excess cash flow, second to prepayment penalties, and third, in reduction of the overcollateralization amount. Realized losses will not be allocated to the notes, however if excess cash flow and overcollateralization are insufficient to absorb realized losses a Principal Deficiency Amount will be created with respect to the Class M Notes.

Deferred Interest. For any class of Class M notes and any Payment Date, the sum of (a) the aggregate amount of interest accrued during the related Interest Accrual Period on the portion of the Principal Deficiency Amount allocated to that class, (b) any amounts described in clause (a) for such class for prior Payment Dates that remain unpaid, and (c) interest accrued for the Interest Accrual Period related to such Payment Date on the amount in clause (b).

Principal Deficiency Amount. For any Payment Date, the excess, if any, of the aggregate Class Note Balance of the notes, immediately prior to such Payment Date over the aggregate scheduled principal balance of the mortgage loans as of the first day of the related Due Period. The total Principal Deficiency Amount will be allocated among the Class M Notes in reverse order of seniority.

Unpaid Interest Shortfall Amount. With respect to each class of Class M Notes, is equal to any unpaid Accrued Note Interest from prior Payment Dates, with interest accrued thereon at the related Interest Rate.

Trigger Events <<PRELIMINARY>>

A Trigger Event is in effect on any Payment Date if (i) on that Payment Date the 60+ day rolling average equals or exceeds [42]% of the Senior Credit Enhancement Percentage (the 60 day+ rolling average will equal the rolling 3 month average percentage of mortgage loans that are 60 or more days delinquent including mortgage loans in foreclosure and all REO property) or (ii) during such period, the aggregate amount of realized losses incurred (less any subsequent recoveries) since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date, (the “Cumulative Realized Loss Percentage”) exceeds the amounts set forth below:

Payment Dates	Cumulative Realized Loss Percentage

September 2007 to August 2008	[1.250]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter (e.g., approximately [2.000]% in March 2008)

September 2008 to August 2009	[2.750]% for the first month, plus an additional 1/12th of [1.25]% for each month thereafter (e.g., approximately [3.375]% in March 2009)

September 2009 to August 2010	[4.000]% for the first month, plus an additional 1/12th of [1.25]% for each month thereafter (e.g., approximately [4.625]% in March 2010)

September 2010 to August 2011	[5.250]% for the first month, plus an additional 1/12th of [0.75]% for each month thereafter (e.g., approximately [5.625]% in March 2011)

September 2011 and thereafter	[6.000]%

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Swap Agreement

On the Closing Date, the Indenture Trustee will enter into a Swap Agreement with an initial notional amount of approximately $1,100,000,000 that will amortize approximately in accordance with the schedule shown below. Under the Swap Agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [4.55]% (on a 30/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive a per annum rate equal to One-Month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider, on each Payment Date, accrued during the swap accrual period, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party.

Period	Approximate Notional Balance ($)	Period	Approximate Notional Balance ($)
1	1,100,000,000.00	32	144,050,262.97
2	1,092,156,913.15	33	139,496,625.63
3	1,081,042,995.39	34	135,090,734.92
4	1,066,627,765.45	35	130,501,366.91
5	1,048,659,016.53	36	123,541,068.44
6	1,027,374,670.24	37	119,586,253.55
7	1,003,164,681.52	38	115,912,595.20
8	975,818,129.20	39	112,351,660.63
9	945,453,014.96	40	108,899,961.35
10	912,219,442.15	41	105,554,119.44
11	876,302,565.37	42	102,310,863.90
12	838,238,667.47	43	99,167,027.09
13	801,852,439.14	44	96,119,541.30
14	767,105,331.68	45	93,165,435.47
15	733,921,421.99	46	90,301,832.01
16	702,228,372.31	47	87,525,943.70
17	671,957,258.73	48	84,835,070.78
18	643,042,407.99	49	82,226,598.06
19	615,421,242.18	50	79,697,992.20
20	589,034,130.84	51	77,246,799.00
21	563,804,089.08	52	74,870,640.88
22	537,775,161.80	53	72,567,214.38
23	473,123,436.69	54	70,334,287.80
24	190,278,493.18	55	68,169,698.82
25	181,477,683.51	56	66,071,352.36
26	175,207,139.59	57	64,037,218.35
27	169,241,999.35	58	62,065,329.71
28	163,850,564.65	59	60,140,510.27
29	158,651,263.27	60	58,086,342.84
30	153,622,010.91	61+	0.00
31	148,756,903.70

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Available Funds Cap Schedule (1)(2)

PERIOD	CAP RATE (%)	PERIOD	CAP RATE (%)
1	22.17	42	14.79
2	22.24	43	15.79
3	22.15	44	14.80
4	22.19	45	15.06
5	22.07	46	14.73
6	21.99	47	15.00
7	22.14	48	15.19
8	21.79	49	15.20
9	21.73	50	15.47
10	21.49	51	15.12
11	21.39	52	15.38
12	21.10	53	15.04
13	20.89	54	15.02
14	20.78	55	15.96
15	20.48	56	14.94
16	20.36	57	15.20
17	20.06	58	14.85
18	19.85	59	15.11
19	19.97	60	14.77
20	19.46	61	10.29
21	19.37	62	10.61
22	19.04	63	10.23
23	18.20	64	10.54
24	12.38	65	10.18
25	12.48	66	10.15
26	12.75	67	11.21
27	12.60	68	10.09
28	12.82	69	10.40
29	12.63	70	10.03
30	13.47	71	10.34
31	14.05	72	9.98
32	13.56	73	9.95
33	13.80	74	10.25
34	13.57	75	9.89
35	13.81	76	10.19
36	14.30	77	9.83
37	14.39	78	9.81
38	14.37	79	10.45
39	14.07	80	9.75
40	14.31	81	10.04
41	14.03	82	9.69

(1)	Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 20.00%.

(2)	Schedule shown to Call.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Available Excess Spread (1)(2)

PERIOD	EXCESS SPREAD (%)	PERIOD	EXCESS SPREAD (%)
1	1.78	42	3.47
2	1.80	43	3.82
3	1.80	44	3.46
4	1.82	45	3.56
5	1.82	46	3.43
6	1.83	47	3.53
7	1.87	48	3.41
8	1.84	49	3.40
9	1.86	50	3.49
10	1.85	51	3.35
11	1.88	52	3.45
12	1.87	53	3.31
13	1.87	54	3.31
14	1.89	55	3.66
15	1.86	56	3.27
16	1.89	57	3.38
17	1.85	58	3.24
18	1.85	59	3.35
19	1.95	60	3.21
20	1.84	61	3.09
21	1.88	62	3.24
22	1.83	63	3.06
23	1.88	64	3.21
24	2.59	65	3.03
25	2.65	66	3.02
26	2.75	67	3.50
27	2.63	68	2.99
28	2.73	69	3.14
29	2.61	70	2.96
30	3.38	71	3.11
31	3.68	72	2.93
32	3.45	73	2.91
33	3.56	74	3.06
34	3.43	75	2.88
35	3.53	76	3.03
36	3.57	77	2.84
37	3.57	78	2.84
38	3.60	79	3.15
39	3.48	80	2.80
40	3.59	81	2.95
41	3.46	82	2.76

(1)	Assumes One-Month LIBOR and Six-Month LIBOR are equal to their respective forward curves and prepayments equal to 100% of the Prepayment Assumption.

(2)	Schedule shown to Call.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Breakeven CDR Table*

The tables below describe the Constant Default Rate (“CDR”), and the related cumulative loss on the Mortgage Loans when the referenced Class begins to incur a principal deficiency. Calculations are run to maturity at forward LIBOR. Other assumptions incorporated include the following: (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 6-month lag from default to loss, (4) triggers fail (i.e., no stepdown), and (5) 1-month and 6-month LIBOR are equal to their respective forward curves.

	CDR Break %	Cumulative Loss %
Class M1	23.30	19.34
Class M2	18.66	16.68
Class M3	15.86	14.88
Class M4	13.88	13.49
Class M5	12.01	12.08
Class M6	10.51	10.89
Class M7	8.98	9.59
Class M8	7.84	8.57
Class M9	6.93	7.72

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Sensitivity Analysis - To Call
Percent of Pricing Prepayment Assumption	50%	75%	100%	125%	150%
Class A-1
Average Life (yrs)	4.67	3.24	2.45	1.89	1.46
Principal Payment Window (Mths)	1 - 161	1 - 110	1 - 82	1 - 64	1 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

Class A-2A
Average Life (yrs)	1.57	1.21	1.00	0.87	0.77
Principal Payment Window (Mths)	1 - 35	1 - 25	1 - 22	1 - 18	1 - 15
Expected Final Maturity	7/25/2008	9/25/2007	6/25/2007	2/25/2007	11/25/2006

Class A-2B
Average Life (yrs)	3.60	2.49	2.00	1.74	1.50
Principal Payment Window (Mths)	35 - 52	25 - 35	22 - 27	18 - 23	15 - 21
Expected Final Maturity	12/25/2009	7/25/2008	11/25/2007	7/25/2007	5/25/2007

Class A-2C
Average Life (yrs)	7.21	4.89	3.50	2.41	2.04
Principal Payment Window (Mths)	52 - 140	35 - 95	27 - 71	23 - 55	21 - 30
Expected Final Maturity	4/25/2017	7/25/2013	7/25/2011	3/25/2010	2/25/2008

Class A-2D
Average Life (yrs)	13.18	9.00	6.71	5.24	2.92
Principal Payment Window (Mths)	140 - 161	95 - 110	71 - 82	55 - 64	30 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Sensitivity Analysis - To Call
Percent of Pricing Prepayment Assumption	50%	75%	100%	125%	150%
Class M-1
Average Life (yrs)	8.98	6.11	4.81	4.56	4.33
Principal Payment Window (Mths)	53 - 161	37 - 110	42 - 82	49 - 64	52 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

Class M-2
Average Life (yrs)	8.98	6.11	4.76	4.31	4.33
Principal Payment Window (Mths)	53 - 161	37 - 110	40 - 82	45 - 64	52 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

Class M-3
Average Life (yrs)	8.98	6.11	4.73	4.17	4.22
Principal Payment Window (Mths)	53 - 161	37 - 110	40 - 82	43 - 64	48 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

Class M-4
Average Life (yrs)	8.98	6.11	4.71	4.10	4.00
Principal Payment Window (Mths)	53 - 161	37 - 110	39 - 82	42 - 64	46 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

Class M-5
Average Life (yrs)	8.98	6.11	4.70	4.04	3.85
Principal Payment Window (Mths)	53 - 161	37 - 110	38 - 82	40 - 64	43 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

Class M-6
Average Life (yrs)	8.98	6.11	4.68	4.00	3.75
Principal Payment Window (Mths)	53 - 161	37 - 110	38 - 82	40 - 64	42 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

Class M-7
Average Life (yrs)	8.98	6.11	4.68	3.96	3.66
Principal Payment Window (Mths)	53 - 161	37 - 110	38 - 82	39 - 64	40 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

Class M-8
Average Life (yrs)	8.98	6.11	4.67	3.94	3.60
Principal Payment Window (Mths)	53 - 161	37 - 110	37 - 82	38 - 64	39 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

Class M-9
Average Life (yrs)	8.98	6.11	4.66	3.92	3.55
Principal Payment Window (Mths)	53 - 161	37 - 110	37 - 82	38 - 64	38 - 52
Expected Final Maturity	1/25/2019	10/25/2014	6/25/2012	12/25/2010	12/25/2009

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Sensitivity Analysis - To Maturity
Percent of Pricing Prepayment Assumption	50%	75%	100%	125%	150%
Class A-1
Average Life (yrs)	5.03	3.54	2.68	2.07	1.52
Principal Payment Window (Mths)	1 - 322	1 - 257	1 - 202	1 - 162	1 - 133
Expected Final Maturity	6/25/2032	1/25/2027	6/25/2022	2/25/2019	9/25/2016

Class A-2A
Average Life (yrs)	1.57	1.21	1.00	0.87	0.77
Principal Payment Window (Mths)	1 - 35	1 - 25	1 - 22	1 - 18	1 - 15
Expected Final Maturity	7/25/2008	9/25/2007	6/25/2007	2/25/2007	11/25/2006

Class A-2B
Average Life (yrs)	3.60	2.49	2.00	1.74	1.50
Principal Payment Window (Mths)	35 - 52	25 - 35	22 - 27	18 - 23	15 - 21
Expected Final Maturity	12/25/2009	7/25/2008	11/25/2007	7/25/2007	5/25/2007

Class A-2C
Average Life (yrs)	7.21	4.89	3.50	2.41	2.04
Principal Payment Window (Mths)	52 - 140	35 - 95	27 - 71	23 - 55	21 - 30
Expected Final Maturity	4/25/2017	7/25/2013	7/25/2011	3/25/2010	2/25/2008

Class A-2D
Average Life (yrs)	16.67	11.84	8.93	7.04	3.55
Principal Payment Window (Mths)	140 - 323	95 - 258	71 - 203	55 - 164	30 - 135
Expected Final Maturity	7/25/2032	2/25/2027	7/25/2022	4/25/2019	11/25/2016

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Sensitivity Analysis - To Maturity

Percent of Pricing Prepayment Assumption	50%	75%	100%	125%	150%
Class M-1
Average Life (yrs)	9.92	6.85	5.39	5.03	6.58
Principal Payment Window (Mths)	53 - 286	37 - 214	42 - 165	49 - 131	64 - 107
Expected Final Maturity	6/25/2029	6/25/2023	5/25/2019	7/25/2016	7/25/2014

Class M-2
Average Life (yrs)	9.90	6.83	5.32	4.76	5.09
Principal Payment Window (Mths)	53 - 277	37 - 204	40 - 157	45 - 125	53 - 102
Expected Final Maturity	9/25/2028	8/25/2022	9/25/2018	1/25/2016	2/25/2014

Class M-3
Average Life (yrs)	9.86	6.80	5.26	4.60	4.57
Principal Payment Window (Mths)	53 - 266	37 - 194	40 - 148	43 - 117	48 - 96
Expected Final Maturity	10/25/2027	10/25/2021	12/25/2017	5/25/2015	8/25/2013

Class M-4
Average Life (yrs)	9.83	6.77	5.22	4.51	4.33
Principal Payment Window (Mths)	53 - 256	37 - 185	39 - 141	42 - 112	46 - 91
Expected Final Maturity	12/25/2026	1/25/2021	5/25/2017	12/25/2014	3/25/2013

Class M-5
Average Life (yrs)	9.78	6.73	5.18	4.43	4.16
Principal Payment Window (Mths)	53 - 247	37 - 178	38 - 135	40 - 106	43 - 87
Expected Final Maturity	3/25/2026	6/25/2020	11/25/2016	6/25/2014	11/25/2012

Class M-6
Average Life (yrs)	9.72	6.68	5.12	4.35	4.03
Principal Payment Window (Mths)	53 - 236	37 - 168	38 - 127	40 - 100	42 - 82
Expected Final Maturity	4/25/2025	8/25/2019	3/25/2016	12/25/2013	6/25/2012

Class M-7
Average Life (yrs)	9.63	6.61	5.06	4.27	3.91
Principal Payment Window (Mths)	53 - 224	37 - 159	38 - 120	39 - 94	40 - 76
Expected Final Maturity	4/25/2024	11/25/2018	8/25/2015	6/25/2013	12/25/2011

Class M-8
Average Life (yrs)	9.50	6.51	4.97	4.18	3.79
Principal Payment Window (Mths)	53 - 209	37 - 147	37 - 110	38 - 86	39 - 70
Expected Final Maturity	1/25/2023	11/25/2017	10/25/2014	10/25/2012	6/25/2011

Class M-9
Average Life (yrs)	9.29	6.34	4.84	4.06	3.66
Principal Payment Window (Mths)	53 - 193	37 - 134	37 - 100	38 - 79	38 - 64
Expected Final Maturity	9/25/2021	10/25/2016	12/25/2013	3/25/2012	12/25/2010

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Aggregate (1)

Scheduled Principal Balance:	$1,080,928,433

Number of Mortgage Loans:	6,254

Average Scheduled Principal Balance:	$172,838

Weighted Average Gross Coupon:	7.111%

Weighted Average Net Coupon: (2)	6.609%

Weighted Average FICO Score:	635

Weighted Average Combined Original LTV Ratio: (3)	77.84%

Weighted Average Stated Remaining Term (months):	354

Weighted Average Seasoning (months):	1

Weighted Average Months to Roll: (4)	24

Weighted Average Gross Margin: (4)	5.650%

Weighted Average Initial Rate Cap: (4)	1.498%

Weighted Average Periodic Rate Cap: (4)	1.498%

Weighted Average Gross Maximum Lifetime Rate: (4)	14.179%

(1)	All percentages calculated herein are percentages of scheduled principal balance of the statistical calculation pool, as of the Cut-off Date, unless otherwise noted.

(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.

(3)	LTV in this table and hereafter will be defined as LTV for first lien loans and CLTV for second lien loans.

(4)	Calculated based on the aggregate scheduled principal balance of the adjustable rate Mortgage Loans, as of the Cut-off Date.

Distribution by Current Principal Balance

Current Principal Balance ($)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
1 - 25,000	23	495,471	0.05	9.264	189	99.17	683
25,001 - 50,000	160	6,606,384	0.61	8.168	253	77.13	648
50,001 - 75,000	596	38,361,167	3.55	7.732	326	74.72	614
75,001 - 100,000	862	76,556,424	7.08	7.508	349	76.35	612
100,001 - 125,000	858	96,979,470	8.97	7.331	353	77.46	617
125,001 - 150,000	774	106,285,720	9.83	7.206	356	77.61	626
150,001 - 175,000	624	101,053,799	9.35	7.153	352	77.00	624
175,001 - 200,000	540	101,476,737	9.39	7.110	359	78.06	628
200,001 - 225,000	429	91,209,935	8.44	7.094	358	79.23	634
225,001 - 250,000	266	63,241,304	5.85	6.970	358	78.34	639
250,001 - 275,000	205	53,681,082	4.97	6.862	359	77.87	651
275,001 - 300,000	222	64,054,511	5.93	6.996	356	78.38	641
300,001 - 325,000	138	43,177,753	3.99	6.945	358	79.38	645
325,001 - 350,000	110	37,210,427	3.44	7.014	356	78.56	638
350,001 - 375,000	93	33,609,455	3.11	6.937	356	78.59	643
375,001 - 400,000	82	31,989,597	2.96	6.954	355	78.44	642
400,001 - 425,000	39	16,184,531	1.50	6.954	356	78.50	646
425,001 - 450,000	55	24,216,150	2.24	6.835	359	77.73	650
450,001 - 475,000	33	15,248,786	1.41	6.776	359	78.64	670
475,001 - 500,000	50	24,467,806	2.26	6.937	355	77.41	638
500,001 - 750,000	95	54,821,923	5.07	6.629	359	77.99	689

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Aggregate

Distribution by Current Mortgage Rate

Current Mortgage Rate (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
4.000 - 4.999	5	1,423,468	0.13	4.990	345	56.53	719
5.000 - 5.999	380	82,399,144	7.62	5.830	348	71.56	694
6.000 - 6.999	2,456	489,676,518	45.30	6.666	356	77.42	656
7.000 - 7.999	2,538	407,679,751	37.72	7.540	355	78.99	611
8.000 - 8.999	719	86,863,852	8.04	8.487	350	80.42	578
9.000 - 9.999	141	11,967,671	1.11	9.500	328	82.66	580
10.000 - 10.999	14	890,248	0.08	10.583	317	85.25	596
11.000 - 11.999	1	27,780	0.00	11.990	180	100.00	662

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

Distribution by FICO Score

FICO Score	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
500 - 524	247	35,449,757	3.28	7.931	357	71.80	517
525 - 549	386	61,044,911	5.65	7.699	354	73.17	537
550 - 574	774	116,393,460	10.77	7.661	355	78.98	562
575 - 599	709	106,790,794	9.88	7.470	353	77.66	586
600 - 624	762	124,242,155	11.49	7.245	354	78.45	614
625 - 649	1,146	198,204,418	18.34	7.047	355	78.61	637
650 - 674	931	174,959,092	16.19	6.905	355	78.74	662
675 - 699	573	108,613,896	10.05	6.693	351	78.01	686
700 - 724	303	66,692,803	6.17	6.579	355	78.34	711
725 - 749	203	41,917,365	3.88	6.516	355	78.86	736
750 - 774	124	27,483,359	2.54	6.537	348	76.92	761
775 - 799	74	16,439,212	1.52	6.397	352	75.09	785
800 +	22	2,697,211	0.25	6.266	324	69.46	804

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
1st Lien	6,109	1,075,097,157	99.46	7.101	355	77.72	635
2nd Lien	145	5,831,276	0.54	8.926	182	99.41	682

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Aggregate

Distribution by Original LTV

Range of Combined Original LTV Ratios (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
10.01 - 15.00	2	99,860	0.01	8.875	359	13.13	550
15.01 - 20.00	5	375,452	0.03	7.278	286	18.51	647
20.01 - 25.00	22	1,680,541	0.16	6.810	309	22.77	634
25.01 - 30.00	20	2,187,635	0.20	6.396	343	27.57	631
30.01 - 35.00	19	1,716,966	0.16	6.949	334	32.70	629
35.01 - 40.00	52	6,757,459	0.63	6.638	339	38.06	625
40.01 - 45.00	54	6,935,031	0.64	6.655	344	42.77	638
45.01 - 50.00	108	15,038,433	1.39	6.847	334	47.73	627
50.01 - 55.00	90	13,828,206	1.28	6.885	345	52.72	617
55.01 - 60.00	170	26,849,357	2.48	6.728	346	57.74	614
60.01 - 65.00	193	31,871,459	2.95	6.960	351	63.17	602
65.01 - 70.00	328	53,092,235	4.91	7.033	347	68.55	611
70.01 - 75.00	482	82,953,904	7.67	7.211	352	73.66	605
75.01 - 80.00	3,122	594,690,256	55.02	7.030	357	79.73	654
80.01 - 85.00	546	92,595,078	8.57	7.262	358	83.91	612
85.01 - 90.00	897	144,393,944	13.36	7.455	356	89.32	610
90.01 - 95.00	10	536,551	0.05	8.141	180	95.00	673
95.01 - 100.00	134	5,326,067	0.49	9.007	186	99.98	682

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

Distribution by Documentation

Documentation Level	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Full	4,484	684,302,945	63.31	7.170	353	78.34	618
Stated	1,545	346,656,586	32.07	7.015	357	76.53	667
Alternative	225	49,968,902	4.62	6.967	355	80.09	646

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Aggregate

Distribution by Purpose

Loan Purpose	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Cash Out Refinance	3,880	639,029,974	59.12	7.164	352	76.42	614
Purchase	2,230	418,948,853	38.76	7.036	357	80.09	666
Rate/Term Refinance	144	22,949,606	2.12	6.983	347	76.27	636

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

Distribution by Occupancy Status

Occupancy Status	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Primary Home	5,970	1,039,282,726	96.15	7.102	354	77.95	634
Investment	247	34,406,908	3.18	7.418	356	75.50	653
Second Home	37	7,238,799	0.67	6.986	356	73.29	660

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

Distribution by Property Type

Property Types	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Single Family Residence	4,833	797,057,747	73.74	7.139	353	77.71	629
Planned Unit Development	699	146,613,600	13.56	7.037	356	78.12	641
Condominium	448	71,155,854	6.58	7.006	356	78.22	659
2-4 Family	274	66,101,232	6.12	7.045	359	78.44	659

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Aggregate

Distribution by State

State	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
California	818	218,971,501	20.26	6.729	355	74.37	649
Florida	932	143,608,812	13.29	7.140	354	77.76	633
Illinois	413	76,486,793	7.08	7.147	357	79.99	638
Texas	449	48,544,580	4.49	7.351	337	77.65	624
New Jersey	165	42,914,504	3.97	7.119	354	75.81	631
Maryland	190	40,469,206	3.74	7.164	358	77.59	627
Massachusetts	157	38,964,303	3.60	7.142	357	77.60	640
Washington	221	37,838,687	3.50	6.926	354	78.92	640
Arizona	224	37,452,794	3.46	7.168	355	78.39	618
Nevada	177	35,376,465	3.27	7.017	357	77.72	636
Virginia	161	32,546,138	3.01	7.205	356	77.18	632
Connecticut	167	31,498,740	2.91	7.051	357	77.55	633
Oregon	144	22,341,713	2.07	6.972	354	79.77	655
Georgia	163	21,997,649	2.04	7.592	355	80.72	635
Colorado	135	21,686,871	2.01	6.859	354	78.22	653
Other	1,738	230,229,677	21.30	7.399	353	80.37	624

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

Distribution by Remaining Months to Maturity

Remaining Months to Maturity	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
109 - 120	23	1,795,990	0.17	7.189	119	71.03	625
169 - 180	267	19,295,655	1.79	7.468	179	75.24	649
229 - 240	111	11,454,979	1.06	6.885	239	68.37	646
289 - 300	8	986,073	0.09	7.037	299	63.07	607
349 - 360	5,845	1,047,395,736	96.90	7.107	359	78.02	634

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Aggregate

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed - 10 Year	23	1,795,990	0.17	7.189	119	71.03	625
Fixed - 15 Year	130	13,625,831	1.26	6.870	179	65.46	635
Fixed - 20 Year	111	11,454,979	1.06	6.885	239	68.37	646
Fixed - 25 Year	8	986,073	0.09	7.037	299	63.07	607
Fixed - 30 Year	1,685	247,758,265	22.92	6.951	359	75.42	635
Interest Only Fixed - 30 Year	65	15,122,650	1.40	6.443	359	73.28	670
ARM 2/6 Balloon 30/40	291	63,812,593	5.90	7.129	360	79.63	624
ARM 3/6 Balloon 30/40	16	2,536,811	0.23	6.955	360	78.69	649
ARM 5/6 Balloon 30/40	2	456,500	0.04	6.669	360	79.70	661
ARM 6 Month Balloon 30/40	1	219,880	0.02	6.000	359	75.86	620
Balloon - 15/30	137	5,669,824	0.52	8.905	180	98.75	681
Balloon - 30/40	57	13,635,833	1.26	6.483	360	75.76	646
ARM - 6 Month	1	187,143	0.02	6.250	358	75.00	671
ARM - 2 Year/6 Month	2,932	512,112,118	47.38	7.323	359	78.88	621
ARM - 3 Year/6 Month	133	17,987,269	1.66	7.556	359	79.31	620
ARM - 5 Year/6 Month	30	5,239,759	0.48	7.123	359	78.46	643
Interest Only Arm - 2 Year/6 Month	614	163,982,878	15.17	6.735	359	79.08	675
Interest Only Arm - 3 Year/6 Month	17	4,186,779	0.39	6.809	359	77.93	675
Interest Only Arm - 5 Year/6 Month	1	157,257	0.01	7.875	359	85.00	695

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

Distribution by Initial Rate Adjustment Cap

Initial Rate Adjustment Cap (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate	2,216	310,049,445	28.68	6.937	342	75.00	638
1.000	17	3,249,361	0.30	7.322	359	75.15	615
1.500	4,021	767,629,627	71.02	7.180	359	79.00	634

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Aggregate

Distribution by Periodic Rate Adjustment Cap

Periodic Rate Adjustment Cap (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighed Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate	2,216	310,049,445	28.68	6.937	342	75.00	638
1.000	17	3,249,361	0.30	7.322	359	75.15	615
1.500	4,021	767,629,627	71.02	7.180	359	79.00	634

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

Distribution by Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	2,216	310,049,445	28.68	6.937	342	75.00	638
December 2005	1	187,143	0.02	6.250	358	75.00	671
January 2006	1	219,880	0.02	6.000	359	75.86	620
November 2006	1	91,297	0.01	8.625	351	90.00	523
January 2007	1	601,460	0.06	6.990	353	60.80	631
April 2007	2	434,190	0.04	7.263	356	81.95	623
May 2007	19	4,138,088	0.38	7.367	357	81.92	645
June 2007	1,167	222,696,792	20.60	7.174	358	78.53	632
July 2007	1,324	256,134,758	23.70	7.161	359	79.10	630
August 2007	1,323	255,811,004	23.67	7.188	360	79.26	638
June 2008	50	6,894,348	0.64	7.404	358	77.19	630
July 2008	47	6,825,927	0.63	7.371	359	80.40	625
August 2008	69	10,990,584	1.02	7.343	360	79.30	638
June 2010	8	950,483	0.09	7.349	358	80.15	655
July 2010	17	3,636,454	0.34	7.108	359	77.43	639
August 2010	8	1,266,580	0.12	6.925	360	81.41	659

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Aggregate

Distribution by Maximum Mortgage Rate

Maximum Mortgage Rates (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighed Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	2,216	310,049,445	28.68	6.937	342	75.00	638
<= 12.500	11	2,479,490	0.23	5.523	359	72.87	694
12.501 - 13.000	138	33,066,790	3.06	5.919	359	77.57	694
13.001 - 13.500	490	111,038,093	10.27	6.374	359	78.34	672
13.501 - 14.000	1,141	242,905,193	22.47	6.856	359	78.48	650
14.001 - 14.500	943	174,731,952	16.16	7.331	359	78.94	624
14.501 - 15.000	804	136,684,285	12.65	7.815	359	80.21	599
15.001 - 15.500	268	39,296,134	3.64	8.327	359	80.22	578
15.501 - 16.000	174	22,805,033	2.11	8.817	359	80.86	572
16.001 - 16.500	42	4,513,343	0.42	9.334	359	80.01	561
16.501 - 17.000	21	2,742,928	0.25	9.815	359	78.04	563
17.001 - 17.500	3	314,793	0.03	10.190	359	81.69	546
17.501 - 18.000	3	300,954	0.03	10.953	360	82.69	614

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

Distribution by Gross Margin

Range of Gross Margins (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	2,216	310,049,445	28.68	6.937	342	75.00	638
<= 3.500	6	1,048,720	0.10	6.215	360	76.28	718
3.501 - 4.000	57	11,614,134	1.07	6.847	360	79.16	664
4.001 - 4.500	378	79,297,831	7.34	6.673	359	79.28	657
4.501 - 5.000	387	90,999,887	8.42	6.374	359	77.98	672
5.001 - 5.500	920	195,541,473	18.09	6.824	359	78.55	652
5.501 - 6.000	875	168,134,833	15.55	7.210	359	78.47	626
6.001 - 6.500	768	133,231,700	12.33	7.709	359	79.85	608
6.501 - 7.000	350	52,750,734	4.88	8.104	359	79.93	590
7.001 - 7.500	199	26,882,985	2.49	8.673	359	81.68	571
7.501 - 8.000	66	7,585,106	0.70	9.038	359	79.01	568
8.001 - 8.500	25	3,067,164	0.28	9.716	359	79.05	566
8.501 - 9.000	3	291,523	0.03	10.066	359	83.69	566
9.001 - 9.500	4	432,897	0.04	10.693	359	81.87	586

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Aggregate

Prepayment Penalty Term

Prepayment Penalty Term	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
0	1,132	183,637,287	16.99	7.348	349	77.78	630
6	173	34,798,945	3.22	7.243	356	79.39	644
12	397	86,687,605	8.02	7.059	358	78.32	652
18	42	7,574,414	0.70	7.200	358	83.02	602
24	2,209	413,766,666	38.28	7.165	358	79.11	634
30	54	9,160,109	0.85	7.230	359	76.82	599
36	939	155,598,430	14.39	6.981	354	76.89	633
42	9	1,792,974	0.17	6.730	359	78.95	640
48	9	1,513,475	0.14	6.846	355	78.00	618
54	3	316,710	0.03	6.730	359	81.27	643
60	1,287	186,081,818	17.21	6.861	347	75.17	637

Total:	6,254	1,080,928,433	100.00	7.111	354	77.84	635

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 1 (1)

Scheduled Principal Balance:	$540,054,209

Number of Mortgage Loans:	3,347

Average Scheduled Principal Balance:	$161,355

Weighted Average Gross Coupon:	7.069%

Weighted Average Net Coupon: (2)	6.567%

Weighted Average FICO Score:	639

Weighted Average Original LTV Ratio: (3)	79.01%

Weighted Average Stated Remaining Term (months):	355

Weighted Average Seasoning (months):	1

Weighted Average Months to Roll: (4)	24

Weighted Average Gross Margin: (4)	5.581%

Weighted Average Initial Rate Cap: (4)	1.498%

Weighted Average Periodic Rate Cap: (4)	1.498%

Weighted Average Gross Maximum Lifetime Rate: (4)	14.119%

(1)	All percentages calculated herein are percentages of scheduled principal balance of the statistical calculation pool as of the Cut-off Date unless otherwise noted.

(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.

(3)	in this table and hereafter will be defined as LTV for first lien loans and CLTV for second lien loans.

(4)	Calculated based on the Group 1 scheduled principal balance of the adjustable rate Mortgage Loans, as of the Cut-off Date.

Distribution by Current Principal Balance

Current Principal Balance ($)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
25,001 - 50,000	33	1,646,947	0.30	7.280	324	52.69	632
50,001 - 75,000	287	18,671,993	3.46	7.518	330	76.52	626
75,001 - 100,000	452	40,154,382	7.44	7.440	350	78.45	619
100,001 - 125,000	498	56,428,375	10.45	7.230	353	79.05	627
125,001 - 150,000	481	65,909,867	12.20	7.145	357	79.69	636
150,001 - 175,000	374	60,577,024	11.22	7.062	353	78.32	637
175,001 - 200,000	318	59,813,786	11.08	7.020	359	79.17	641
200,001 - 225,000	267	56,766,667	10.51	7.039	359	80.08	637
225,001 - 250,000	174	41,374,889	7.66	6.936	357	79.44	642
250,001 - 275,000	141	36,917,954	6.84	6.821	359	78.53	655
275,001 - 300,000	143	41,156,908	7.62	6.893	358	78.87	651
300,001 - 325,000	74	23,248,184	4.30	6.898	357	80.60	654
325,001 - 350,000	71	23,979,821	4.44	7.018	356	79.95	643
350,001 - 375,000	19	6,753,405	1.25	6.468	350	74.75	659
375,001 - 400,000	5	1,938,022	0.36	6.795	359	82.04	665
400,001 - 425,000	3	1,247,715	0.23	7.309	320	76.08	692
425,001 - 450,000	1	436,000	0.08	6.250	360	80.00	631
450,001 - 475,000	3	1,388,674	0.26	6.744	358	81.64	638
475,001 - 500,000	1	499,589	0.09	6.990	359	72.89	669
500,001 - 750,000	2	1,144,008	0.21	6.710	360	84.76	710

Total:	3,347	540,054,209	100.00	7.069	355	79.01	639

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 1

Distribution by Current Mortgage Rate

Current Mortgage Rate (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
4.000 - 4.999	2	463,000	0.09	4.990	360	63.15	771
5.000 - 5.999	215	39,080,098	7.24	5.855	345	71.32	688
6.000 - 6.999	1,436	255,568,893	47.32	6.676	356	78.51	658
7.000 - 7.999	1,423	213,465,326	39.53	7.542	356	80.51	615
8.000 - 8.999	237	27,858,829	5.16	8.472	352	82.61	588
9.000 - 9.999	32	3,409,109	0.63	9.380	350	83.03	579
10.000 - 10.999	2	208,954	0.04	10.999	359	83.88	653

Total:	3,347	540,054,209	100.00	7.069	355	79.01	639

Distribution by FICO Score

FICO Score	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
500 - 524	60	8,303,318	1.54	7.803	356	73.78	518
525 - 549	114	18,270,517	3.38	7.475	350	74.40	538
550 - 574	403	59,182,154	10.96	7.639	355	81.07	562
575 - 599	386	55,776,279	10.33	7.449	353	79.56	587
600 - 624	426	63,991,911	11.85	7.214	356	79.88	614
625 - 649	675	107,741,430	19.95	7.057	356	79.46	637
650 - 674	542	93,973,735	17.40	6.879	357	78.80	662
675 - 699	330	58,063,897	10.75	6.730	352	78.22	686
700 - 724	167	29,752,215	5.51	6.604	356	78.28	711
725 - 749	119	21,282,627	3.94	6.525	358	78.92	736
750 - 774	71	14,727,353	2.73	6.558	351	78.44	760
775 - 799	40	6,904,118	1.28	6.455	350	76.68	785
800 +	14	2,084,654	0.39	6.287	330	71.18	804

Total:	3,347	540,054,209	100.00	7.069	355	79.01	639

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
1st Lien	3,347	540,054,209	100.00	7.069	355	79.01	639

Total:	3,347	540,054,209	100.00	7.069	355	79.01	639

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 1

Distribution by Original LTV

Range of Combined Original LTV Ratios (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
10.01 - 15.00	1	49,948	0.01	8.250	359	14.49	581
15.01 - 20.00	2	109,611	0.02	7.384	260	19.39	623
20.01 - 25.00	12	812,078	0.15	6.566	320	22.81	623
25.01 - 30.00	11	1,120,858	0.21	6.331	349	27.37	624
30.01 - 35.00	9	757,200	0.14	6.930	347	32.60	628
35.01 - 40.00	27	3,318,717	0.61	6.547	331	37.57	631
40.01 - 45.00	30	3,510,809	0.65	6.864	345	43.19	627
45.01 - 50.00	41	5,979,703	1.11	6.621	330	47.62	639
50.01 - 55.00	36	5,531,918	1.02	6.731	333	52.92	639
55.01 - 60.00	61	8,756,002	1.62	6.695	342	57.47	627
60.01 - 65.00	67	10,831,380	2.01	6.776	356	63.16	614
65.01 - 70.00	127	20,185,103	3.74	6.970	340	68.51	618
70.01 - 75.00	163	26,428,351	4.89	7.127	350	73.54	613
75.01 - 80.00	1,812	309,816,011	57.37	6.978	358	79.86	658
80.01 - 85.00	328	51,077,871	9.46	7.183	358	83.89	612
85.01 - 90.00	619	91,668,704	16.97	7.475	356	89.33	608
95.01 - 100.00	1	99,943	0.02	8.759	359	100.00	640

Total:	3,347	540,054,209	100.00	7.069	355	79.01	639

Distribution by Documentation

Documentation Level	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Full	2,264	339,275,020	62.82	7.080	354	80.19	625
Stated	948	177,066,954	32.79	7.056	356	76.62	666
Alternative	135	23,712,235	4.39	7.003	356	79.91	640

Total:	3,347	540,054,209	100.00	7.069	355	79.01	639

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 1

Distribution by Purpose

Loan Purpose	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Cash Out Refinance	1,987	308,178,589	57.06	7.120	353	78.26	619
Purchase	1,278	220,313,630	40.79	7.007	359	80.14	667
Rate/Term Refinance	82	11,561,990	2.14	6.896	343	77.36	635

Total:	3,347	540,054,209	100.00	7.069	355	79.01	639

Distribution by Occupancy Status

Occupancy Status	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Primary Home	3,197	519,542,116	96.20	7.060	355	79.13	638
Investment	128	16,579,236	3.07	7.323	357	76.79	660
Second Home	22	3,932,857	0.73	7.137	359	71.86	643

Total:	3,347	540,054,209	100.00	7.069	355	79.01	639

Distribution by Property Type

Property Types	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Single Family Residence	2,593	399,073,190	73.90	7.106	354	78.90	633
Planned Unit Development	336	63,264,973	11.71	6.976	357	79.07	648
Condominium	254	40,538,087	7.51	6.934	358	79.41	665
2-4 Family	164	37,177,959	6.88	6.980	359	79.64	665

Total:	3,347	540,054,209	100.00	7.069	355	79.01	639

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 1

Distribution by State

State	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
California	460	99,629,837	18.45	6.772	353	73.20	640
Florida	481	71,326,207	13.21	7.066	356	79.14	639
Illinois	239	41,970,439	7.77	7.088	358	81.23	646
Texas	218	23,762,550	4.40	7.195	341	78.44	633
Massachusetts	90	21,606,165	4.00	7.069	359	79.69	647
Washington	123	20,765,473	3.85	6.891	358	80.64	642
Arizona	120	20,058,097	3.71	7.058	357	80.45	625
Maryland	95	19,730,909	3.65	7.111	359	80.41	637
Nevada	91	17,366,765	3.22	6.957	359	79.33	647
Connecticut	95	17,191,046	3.18	6.996	359	80.20	641
New Jersey	62	14,219,410	2.63	6.965	351	78.14	639
Colorado	84	12,921,705	2.39	6.792	357	79.61	651
Oregon	81	12,846,844	2.38	6.819	358	79.90	664
Ohio	98	12,510,577	2.32	7.401	356	82.67	618
Virginia	61	11,849,423	2.19	7.179	359	80.66	646
Other	949	122,298,760	22.65	7.356	354	81.35	634

Total:	3,347	540,054,209	100.00	7.069	355	79.01	639

Distribution by Remaining Months to Maturity

Remaining Months to Maturity	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
109 - 120	12	1,010,016	0.19	7.292	119	73.37	634
169 - 180	66	6,949,395	1.29	6.804	179	65.37	642
229 - 240	51	5,255,254	0.97	6.868	239	71.34	650
289 - 300	5	635,879	0.12	7.311	299	68.84	583
349 - 360	3,213	526,203,665	97.44	7.074	359	79.29	639

Total:	3,347	540,054,209	100.00	7.069	355	79.01	639

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 1

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Fixed - 10 Year	12	1,010,016	0.19	7.292	119	73.37	634
Fixed - 15 Year	66	6,949,395	1.29	6.804	179	65.37	642
Fixed - 20 Year	51	5,255,254	0.97	6.868	239	71.34	650
Fixed - 25 Year	5	635,879	0.12	7.311	299	68.84	583
Fixed - 30 Year	971	132,866,185	24.60	6.960	359	76.30	636
ARM 2/6 Balloon 30/40	155	29,938,117	5.54	7.092	360	79.55	630
ARM 3/6 Balloon 30/40	13	2,246,061	0.42	6.967	360	81.91	646
ARM 5/6 Balloon 30/40	1	244,000	0.05	6.490	360	75.08	659
ARM 6 Month Balloon 30/40	1	219,880	0.04	6.000	359	75.86	620
Balloon - 30/40	37	7,714,319	1.43	6.617	360	79.62	638
ARM - 6 Month	1	187,143	0.03	6.250	358	75.00	671
ARM - 2 Year/6 Month	1,536	251,528,993	46.57	7.243	359	80.84	630
ARM - 3 Year/6 Month	65	8,407,116	1.56	7.504	359	79.72	623
ARM - 5 Year/6 Month	10	1,301,493	0.24	6.932	359	78.79	665
Interest Only Arm - 2 Year/6 Month	410	89,019,842	16.48	6.772	359	79.18	671
Interest Only Arm - 3 Year/6 Month	12	2,373,259	0.44	6.890	359	79.04	683
Interest Only Arm - 5 Year/6 Month	1	157,257	0.03	7.875	359	85.00	695

Total:	3,347	540,054,209	100.00	7.069	355	79.01	639

Distribution by Initial Rate Adjustment Cap

Initial Rate Adjustment Cap (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Fixed Rate	1,142	154,431,049	28.60	6.937	345	75.75	636
1.000	7	1,220,551	0.23	6.972	359	75.34	643
1.500	2,198	384,402,609	71.18	7.123	359	80.33	640

Total:	3,347	540,054,209	100.00	7.069	355	79.01	639

Distribution by Periodic Rate Adjustment Cap

Periodic Rate Adjustment Cap (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighed Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Fixed Rate	1,142	154,431,049	28.60	6.937	345	75.75	636
1.000	7	1,220,551	0.23	6.972	359	75.34	643
1.500	2,198	384,402,609	71.18	7.123	359	80.33	640

Total:	3,347	540,054,209	100.00	7.069	355	79.01	639

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 1

Distribution by Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	1,142	154,431,049	28.60	6.937	345	75.75	636
December 2005	1	187,143	0.03	6.250	358	75.00	671
January 2006	1	219,880	0.04	6.000	359	75.86	620
November 2006	1	91,297	0.02	8.625	351	90.00	523
April 2007	1	264,720	0.05	7.240	356	80.00	635
May 2007	8	1,564,850	0.29	7.100	357	80.61	686
June 2007	625	108,507,086	20.09	7.127	358	79.95	636
July 2007	717	127,160,002	23.55	7.106	359	80.72	637
August 2007	749	132,898,996	24.61	7.121	360	80.28	646
June 2008	27	4,010,184	0.74	7.244	358	78.16	642
July 2008	28	4,079,959	0.76	7.272	359	80.33	638
August 2008	35	4,936,293	0.91	7.367	360	81.17	635
June 2010	4	491,554	0.09	7.065	358	82.21	670
July 2010	4	585,676	0.11	6.937	359	76.80	668
August 2010	4	625,520	0.12	6.887	360	78.08	663

Total:	3,347	540,054,209	100.00	7.069	355	79.01	639

Distribution by Maximum Mortgage Rate

Maximum Mortgage Rates (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighed Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	1,142	154,431,049	28.60	6.937	345	75.75	636
<= 12.500	5	987,184	0.18	5.619	359	73.86	704
12.501 - 13.000	83	17,296,740	3.20	5.950	359	77.94	684
13.001 - 13.500	297	57,278,330	10.61	6.372	359	79.26	677
13.501 - 14.000	674	128,994,201	23.89	6.854	359	79.47	652
14.001 - 14.500	531	89,986,074	16.66	7.324	359	80.54	628
14.501 - 15.000	449	69,711,699	12.91	7.822	359	81.94	607
15.001 - 15.500	88	11,591,391	2.15	8.324	359	84.27	595
15.501 - 16.000	56	7,456,413	1.38	8.814	359	83.04	587
16.001 - 16.500	15	1,555,444	0.29	9.358	359	86.29	576
16.501 - 17.000	5	556,730	0.10	9.738	360	87.77	598
17.501 - 18.000	2	208,954	0.04	10.999	359	83.88	653

Total:	3,347	540,054,209	100.00	7.069	355	79.01	639

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 1

Distribution by Gross Margin

Range of Gross Margins (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	1,142	154,431,049	28.60	6.937	345	75.75	636
<= 3.500	5	955,120	0.18	6.163	360	75.92	725
3.501 - 4.000	32	5,673,965	1.05	6.931	360	80.27	674
4.001 - 4.500	227	44,307,038	8.20	6.684	359	80.62	658
4.501 - 5.000	228	44,522,127	8.24	6.358	359	78.75	675
5.001 - 5.500	534	101,738,748	18.84	6.817	359	79.63	654
5.501 - 6.000	506	89,127,396	16.50	7.206	359	79.88	628
6.001 - 6.500	428	66,346,120	12.29	7.715	359	81.45	615
6.501 - 7.000	149	20,561,296	3.81	8.017	359	82.62	605
7.001 - 7.500	65	8,793,700	1.63	8.682	359	84.70	586
7.501 - 8.000	22	2,679,094	0.50	8.985	359	80.27	586
8.001 - 8.500	7	709,600	0.13	9.636	359	87.53	597
9.001 - 9.500	2	208,954	0.04	10.999	359	83.88	653

Total:	3,347	540,054,209	100.00	7.069	355	79.01	639

Prepayment Penalty Term

Prepayment Penalty Term	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Original LTV (%)	Weighted Avg. FICO
0	526	82,641,062	15.30	7.211	353	79.66	640
6	105	18,388,730	3.40	7.211	353	80.18	644
12	215	41,806,165	7.74	7.050	358	79.64	659
18	22	4,043,301	0.75	7.080	357	84.87	618
24	1,204	208,945,828	38.69	7.097	359	79.85	640
30	29	5,175,748	0.96	7.154	359	78.30	602
36	529	82,828,124	15.34	6.999	356	77.90	633
42	5	862,696	0.16	6.997	359	78.08	655
48	5	791,668	0.15	7.066	359	74.97	606
54	2	153,872	0.03	7.504	358	88.14	589
60	705	94,417,016	17.48	6.919	346	76.85	634

Total:	3,347	540,054,209	100.00	7.069	355	79.01	639

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 2(1)

Scheduled Principal Balance:	$540,874,224

Number of Mortgage Loans:	2,907

Average Scheduled Principal Balance:	$186,059

Weighted Average Gross Coupon:	7.153%

Weighted Average Net Coupon: (2)	6.651%

Weighted Average FICO Score:	631

Weighted Average Combined Original LTV Ratio: (3)	76.67%

Weighted Average Stated Remaining Term (months):	353

Weighted Average Seasoning (months):	1

Weighted Average Months to Roll: (4)	24

Weighted Average Gross Margin: (4)	5.719%

Weighted Average Initial Rate Cap: (4)	1.497%

Weighted Average Periodic Rate Cap: (4)	1.497%

Weighted Average Gross Maximum Lifetime Rate: (4)	14.240%

(1)	All percentages calculated herein are percentages of scheduled principal balance of the statistical calculation pool as of the Cut-off Date unless otherwise noted.

(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.

(3)	LTV in this table and hereafter will be defined as LTV for first lien loans and CLTV for second lien loans.

(4)	Calculated based on the aggregate scheduled principal balance of the adjustable rate Mortgage Loans, as of the Cut-off Date.

Distribution by Current Principal Balance

Current Principal Balance ($)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
1 - 25,000	23	495,471	0.09	9.264	189	99.17	683
25,001 - 50,000	127	4,959,437	0.92	8.463	229	85.25	654
50,001 - 75,000	309	19,689,174	3.64	7.934	321	73.02	603
75,001 - 100,000	410	36,402,042	6.73	7.582	347	74.03	604
100,001 - 125,000	360	40,551,095	7.50	7.471	353	75.24	603
125,001 - 150,000	293	40,375,853	7.46	7.306	355	74.23	611
150,001 - 175,000	250	40,476,776	7.48	7.288	351	75.03	606
175,001 - 200,000	222	41,662,951	7.70	7.240	359	76.47	610
200,001 - 225,000	162	34,443,268	6.37	7.186	357	77.85	629
225,001 - 250,000	92	21,866,416	4.04	7.035	358	76.26	634
250,001 - 275,000	64	16,763,128	3.10	6.952	359	76.40	641
275,001 - 300,000	79	22,897,603	4.23	7.181	352	77.48	624
300,001 - 325,000	64	19,929,569	3.68	7.000	359	77.96	635
325,001 - 350,000	39	13,230,607	2.45	7.005	356	76.02	630
350,001 - 375,000	74	26,856,050	4.97	7.055	357	79.55	639
375,001 - 400,000	77	30,051,576	5.56	6.965	355	78.21	640
400,001 - 425,000	36	14,936,816	2.76	6.924	359	78.71	643
425,001 - 450,000	54	23,780,150	4.40	6.845	359	77.69	651
450,001 - 475,000	30	13,860,112	2.56	6.779	359	78.34	674
475,001 - 500,000	49	23,968,216	4.43	6.936	355	77.51	637
500,001 - 750,000	93	53,677,915	9.92	6.627	359	77.85	688

Total:	2,907	540,874,224	100.00	7.153	353	76.67	631

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 2

Distribution by Current Mortgage Rate

Current Mortgage Rate (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
4.000 - 4.999	3	960,468	0.18	4.990	338	53.35	694
5.000 - 5.999	165	43,319,046	8.01	5.808	350	71.77	700
6.000 - 6.999	1,020	234,107,626	43.28	6.655	355	76.22	653
7.000 - 7.999	1,115	194,214,425	35.91	7.538	355	77.31	607
8.000 - 8.999	482	59,005,024	10.91	8.494	349	79.39	574
9.000 - 9.999	109	8,558,562	1.58	9.549	319	82.50	580
10.000 - 10.999	12	681,294	0.13	10.456	304	85.68	578
11.000 - 11.999	1	27,780	0.01	11.990	180	100.00	662

Total:	2,907	540,874,224	100.00	7.153	353	76.67	631

Distribution by FICO Score

FICO Score	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
500 - 524	187	27,146,439	5.02	7.971	357	71.19	517
525 - 549	272	42,774,394	7.91	7.796	355	72.64	537
550 - 574	371	57,211,306	10.58	7.685	355	76.81	562
575 - 599	323	51,014,515	9.43	7.494	353	75.58	586
600 - 624	336	60,250,245	11.14	7.279	352	76.93	614
625 - 649	471	90,462,988	16.73	7.036	353	77.60	637
650 - 674	389	80,985,357	14.97	6.936	353	78.67	662
675 - 699	243	50,549,999	9.35	6.651	351	77.76	686
700 - 724	136	36,940,587	6.83	6.559	353	78.39	710
725 - 749	84	20,634,737	3.82	6.507	353	78.80	737
750 - 774	53	12,756,006	2.36	6.511	344	75.16	763
775 - 799	34	9,535,094	1.76	6.355	354	73.94	786
800 +	8	612,557	0.11	6.195	303	63.59	806

Total:	2,907	540,874,224	100.00	7.153	353	76.67	631

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
1st Lien	2,762	535,042,948	98.92	7.133	355	76.43	630
2nd Lien	145	5,831,276	1.08	8.926	182	99.41	682

Total:	2,907	540,874,224	100.00	7.153	353	76.67	631

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 2

Distribution by Original LTV

Range of Combined Original LTV Ratios (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
10.01 - 15.00	1	49,912	0.01	9.500	358	11.76	519
15.01 - 20.00	3	265,842	0.05	7.234	296	18.15	657
20.01 - 25.00	10	868,463	0.16	7.039	299	22.73	644
25.01 - 30.00	9	1,066,777	0.20	6.465	338	27.79	638
30.01 - 35.00	10	959,766	0.18	6.963	323	32.78	630
35.01 - 40.00	25	3,438,742	0.64	6.725	347	38.52	619
40.01 - 45.00	24	3,424,222	0.63	6.442	342	42.35	649
45.01 - 50.00	67	9,058,730	1.67	6.996	337	47.80	620
50.01 - 55.00	54	8,296,288	1.53	6.988	353	52.59	602
55.01 - 60.00	109	18,093,355	3.35	6.743	348	57.87	608
60.01 - 65.00	126	21,040,078	3.89	7.054	348	63.18	595
65.01 - 70.00	201	32,907,132	6.08	7.072	351	68.57	607
70.01 - 75.00	319	56,525,553	10.45	7.250	353	73.71	601
75.01 - 80.00	1,310	284,874,244	52.67	7.087	357	79.59	649
80.01 - 85.00	218	41,517,207	7.68	7.359	358	83.94	613
85.01 - 90.00	278	52,725,239	9.75	7.421	357	89.30	613
90.01 - 95.00	10	536,551	0.10	8.141	180	95.00	673
95.01 - 100.00	133	5,226,124	0.97	9.012	183	99.98	683

Total:	2,907	540,874,224	100.00	7.153	353	76.67	631

Distribution by Documentation

Documentation Level	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Full	2,220	345,027,925	63.79	7.258	351	76.52	610
Stated	597	169,589,632	31.35	6.972	357	76.43	668
Alternative	90	26,256,667	4.85	6.934	354	80.25	651

Total:	2,907	540,874,224	100.00	7.153	353	76.67	631

Distribution by Purpose

Loan Purpose	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Cash Out Refinance	1,893	330,851,385	61.17	7.206	352	74.71	609
Purchase	952	198,635,223	36.72	7.069	355	80.03	666
Rate/Term Refinance	62	11,387,616	2.11	7.070	352	75.17	637

Total:	2,907	540,874,224	100.00	7.153	353	76.67	631

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 2

Distribution by Occupancy Status

Occupancy Status	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Primary Home	2,773	519,740,610	96.09	7.143	353	76.77	630
Investment	119	17,827,672	3.30	7.506	356	74.30	646
Second Home	15	3,305,942	0.61	6.806	354	74.99	680

Total:	2,907	540,874,224	100.00	7.153	353	76.67	631

Distribution by Property Type

Property Types	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Single Family Residence	2,240	397,984,557	73.58	7.173	352	76.51	626
Planned Unit Development	363	83,348,627	15.41	7.082	355	77.39	636
Condominium	194	30,617,768	5.66	7.101	352	76.65	652
2-4 Family	110	28,923,272	5.35	7.129	358	76.89	651

Total:	2,907	540,874,224	100.00	7.153	353	76.67	631

Distribution by State

State	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
California	358	119,341,665	22.06	6.693	357	75.34	656
Florida	451	72,282,605	13.36	7.212	353	76.40	628
Illinois	174	34,516,353	6.38	7.218	356	78.50	628
New Jersey	103	28,695,094	5.31	7.195	355	74.66	627
Texas	231	24,782,030	4.58	7.500	333	76.88	615
Maryland	95	20,738,297	3.83	7.214	356	74.90	616
Virginia	100	20,696,715	3.83	7.220	354	75.20	624
Nevada	86	18,009,700	3.33	7.076	355	76.17	625
Arizona	104	17,394,698	3.22	7.295	352	76.01	611
Massachusetts	67	17,358,138	3.21	7.234	354	74.99	631
Washington	98	17,073,213	3.16	6.968	349	76.83	636
Connecticut	72	14,307,693	2.65	7.117	353	74.36	624
Missouri	97	12,169,852	2.25	7.570	353	79.38	610
Georgia	79	10,897,376	2.01	7.707	352	80.07	625
Pennsylvania	68	10,087,081	1.86	7.340	352	77.01	607
Other	724	102,523,717	18.96	7.387	353	79.04	623

Total:	2,907	540,874,224	100.00	7.153	353	76.67	631

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 2

Distribution by Remaining Months to Maturity

Remaining Months to Maturity	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
109 - 120	11	785,974	0.15	7.056	119	68.01	614
169 - 180	201	12,346,260	2.28	7.842	179	80.80	652
229 - 240	60	6,199,725	1.15	6.898	239	65.86	643
289 - 300	3	350,194	0.06	6.539	299	52.60	650
349 - 360	2,632	521,192,071	96.36	7.140	359	76.73	630

Total:	2,907	540,874,224	100.00	7.153	353	76.67	631

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed - 10 Year	11	785,974	0.15	7.056	119	68.01	614
Fixed - 15 Year	64	6,676,436	1.23	6.940	179	65.55	628
Fixed - 20 Year	60	6,199,725	1.15	6.898	239	65.86	643
Fixed - 25 Year	3	350,194	0.06	6.539	299	52.60	650
Fixed - 30 Year	714	114,892,080	21.24	6.941	359	74.41	634
Interest Only Fixed - 30 Year	65	15,122,650	2.80	6.443	359	73.28	670
ARM 2/6 Balloon 30/40	136	33,874,476	6.26	7.163	360	79.70	619
ARM 3/6 Balloon 30/40	3	290,750	0.05	6.862	360	53.78	670
ARM 5/6 Balloon 30/40	1	212,500	0.04	6.875	360	85.00	663
Balloon - 15/30	137	5,669,824	1.05	8.905	180	98.75	681
Balloon - 30/40	20	5,921,514	1.09	6.309	360	70.73	656
ARM - 2 Year/6 Month	1,396	260,583,126	48.18	7.399	359	76.99	613
ARM - 3 Year/6 Month	68	9,580,153	1.77	7.602	359	78.95	617
ARM - 5 Year/6 Month	20	3,938,267	0.73	7.186	359	78.35	636
Interest Only Arm - 2 Year/6 Month	204	74,963,036	13.86	6.691	359	78.95	679
Interest Only Arm - 3 Year/6 Month	5	1,813,520	0.34	6.703	359	76.48	665

Total:	2,907	540,874,224	100.00	7.153	353	76.67	631

Distribution by Initial Rate Adjustment Cap

Initial Rate Adjustment Cap (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate	1,074	155,618,396	28.77	6.938	339	74.24	640
1.000	10	2,028,810	0.38	7.533	358	75.03	599
1.500	1,823	383,227,017	70.85	7.238	359	77.67	627

Total:	2,907	540,874,224	100.00	7.153	353	76.67	631

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 2

Distribution by Periodic Rate Adjustment Cap

Periodic Rate Adjustment Cap (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighed Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate	1,074	155,618,396	28.77	6.938	339	74.24	640
1.000	10	2,028,810	0.38	7.533	358	75.03	599
1.500	1,823	383,227,017	70.85	7.238	359	77.67	627

Total:	2,907	540,874,224	100.00	7.153	353	76.67	631

Distribution by Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	1,074	155,618,396	28.77	6.938	339	74.24	640
January 2007	1	601,460	0.11	6.990	353	60.80	631
April 2007	1	169,470	0.03	7.300	356	85.00	603
May 2007	11	2,573,238	0.48	7.529	357	82.71	620
June 2007	542	114,189,706	21.11	7.219	358	77.18	628
July 2007	607	128,974,756	23.85	7.216	359	77.51	624
August 2007	574	122,912,008	22.72	7.261	360	78.16	628
June 2008	23	2,884,164	0.53	7.628	358	75.85	614
July 2008	19	2,745,968	0.51	7.517	359	80.50	606
August 2008	34	6,054,291	1.12	7.323	360	77.77	641
June 2010	4	458,929	0.08	7.654	358	77.96	639
July 2010	13	3,050,778	0.56	7.141	359	77.54	634
August 2010	4	641,060	0.12	6.962	360	84.66	655

Total:	2,907	540,874,224	100.00	7.153	353	76.67	631

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 2

Distribution by Maximum Mortgage Rate

Maximum Mortgage Rates (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighed Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	1,074	155,618,396	28.77	6.938	339	74.24	640
<= 12.500	6	1,492,305	0.28	5.459	359	72.21	688
12.501 - 13.000	55	15,770,050	2.92	5.885	359	77.16	706
13.001 - 13.500	193	53,759,763	9.94	6.377	359	77.36	667
13.501 - 14.000	467	113,910,992	21.06	6.858	359	77.35	648
14.001 - 14.500	412	84,745,878	15.67	7.337	359	77.24	620
14.501 - 15.000	355	66,972,587	12.38	7.808	359	78.40	590
15.001 - 15.500	180	27,704,743	5.12	8.328	359	78.53	571
15.501 - 16.000	118	15,348,620	2.84	8.819	359	79.81	564
16.001 - 16.500	27	2,957,899	0.55	9.322	359	76.71	553
16.501 - 17.000	16	2,186,198	0.40	9.834	359	75.56	554
17.001 - 17.500	3	314,793	0.06	10.190	359	81.69	546
17.501 - 18.000	1	92,000	0.02	10.850	360	80.00	524

Total:	2,907	540,874,224	100.00	7.153	353	76.67	631

Distribution by Gross Margin

Range of Gross Margins (%)	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
Fixed Rate Loans	1,074	155,618,396	28.77	6.938	339	74.24	640
<= 3.500	1	93,600	0.02	6.750	360	80.00	655
3.501 - 4.000	25	5,940,169	1.10	6.766	359	78.09	654
4.001 - 4.500	151	34,990,793	6.47	6.660	359	77.58	656
4.501 - 5.000	159	46,477,760	8.59	6.390	359	77.24	668
5.001 - 5.500	386	93,802,725	17.34	6.831	359	77.38	650
5.501 - 6.000	369	79,007,437	14.61	7.216	359	76.87	623
6.001 - 6.500	340	66,885,580	12.37	7.703	359	78.27	601
6.501 - 7.000	201	32,189,438	5.95	8.159	359	78.21	580
7.001 - 7.500	134	18,089,286	3.34	8.668	359	80.20	564
7.501 - 8.000	44	4,906,011	0.91	9.067	359	78.31	559
8.001 - 8.500	18	2,357,564	0.44	9.740	359	76.49	557
8.501 - 9.000	3	291,523	0.05	10.066	359	83.69	566
9.001 - 9.500	2	223,943	0.04	10.408	359	80.00	522

Total:	2,907	540,874,224	100.00	7.153	353	76.67	631

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

The Mortgage Loans – Group 2

Prepayment Penalty Term

Prepayment Penalty Term	Number of Loans	Principal Balance ($)	% Balance	Weighted Avg. Gross Coupon (%)	Weighted Avg. Remaining Term (Months)	Weighted Avg. Combined Original LTV (%)	Weighted Avg. FICO
0	606	100,996,225	18.67	7.459	347	76.24	623
6	68	16,410,216	3.03	7.280	359	78.51	643
12	182	44,881,440	8.30	7.066	358	77.10	645
18	20	3,531,113	0.65	7.337	359	80.91	584
24	1,005	204,820,839	37.87	7.235	357	78.36	627
30	25	3,984,361	0.74	7.330	359	74.91	596
36	410	72,770,307	13.45	6.961	352	75.73	632
42	4	930,278	0.17	6.481	359	79.75	626
48	4	721,807	0.13	6.605	351	81.33	630
54	1	162,838	0.03	6.000	359	74.77	693
60	582	91,664,802	16.95	6.802	348	73.44	639

Total:	2,907	540,874,224	100.00	7.153	353	76.67	631

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